EXHIBIT 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-Q of Vitas Group, Inc. for the quarter ending November 30, 2012, I, Steve Matteson, Chief Financial Officer of Vitas Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-Q for the quarter ending November 30, 2012, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such quarterly report of Form 10-Q for the quarter ending November 30, 2012, fairly represents in all material respects, the financial condition and results of operations of Vitas Group, Inc.

Date: January 14, 2013

VITAS GROUP, INC.

/s/ Steve Matteson
Steve Matteson Chief Financial Officer (Principal Financial Officer)